UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: May 15, 2006

                               SAN Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

            Colorado                     0-16423                84-0907969
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(State or other jurisdiction of     (Commission File          (IRS Employer
         incorporation)                  Number)          Identification Number)

               9800 Pyramid Court, Suite 130, Englewood, CO 80112
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               (Address of Principal Executive Offices) (Zip Code)

                                 (303) 660-3933
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               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

      The information in this Item 2.02 of this Current Report, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

      On May 15, 2006, SAN Holdings, Inc. (the "Company") issued a press release announcing operating results for the fiscal quarter ended March 31, 2006. The press release is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-K.

Exhibit No.                            Description

      99.1        Press Release of SAN Holdings, Inc. dated May 15, 2006


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       SAN HOLDINGS, INC.

                                       By:  /s/ Robert C. Ogden
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                                           Robert C. Ogden, Vice President,
                                           Chief Financial Officer and Secretary

                                       Date: May 15, 2006


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